UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):  April 23, 2003



                         DREYER'S GRAND ICE CREAM, INC.
             (Exact name of registrant as specified in its charter)


          Delaware                       0-14190               No. 94-2967523
(State or other jurisdiction of    (Commission file number)  (I.R.S. Employer
incorporation or organization)                               Identification No.)

      5929 College Avenue, Oakland, California                  94618
      (Address of principal executive offices)                (Zip Code)

  Registrant's telephone number, including area code: (510) 652-8187






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ITEM 9.   REGULATION FD DISCLOSURE.

In accordance with SEC Release No. 33-8216, the following information, which is intended to be furnished under "Item 12. Results of Operations and Financial Condition," is instead being furnished under "Item 9. Regulation FD Disclosure." The following information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On April 23, 2003, Dreyer's Grand Ice Cream, Inc. (the "Corporation") announced sales and earnings for the first fiscal quarter of 2003. A copy of the Corporation's press release is furnished herewith as Exhibit 99.1 and a copy of the transcript of the conference call held by the Corporation on April 23, 2003 to discuss the results of operations for the first quarter of 2003 is furnished herewith as Exhibit 99.2.
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                                    SIGNATURE


    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                              DREYER'S GRAND ICE CREAM, INC.
                                              (Registrant)






Dated:  April 23, 2003                        By:  /s/ Timothy F. Kahn
                                                  ------------------------------
                                                  Timothy F. Kahn
                                                  Vice President - Finance and
                                                   Administration and
                                                   Chief Financial Officer
                                                   (Principal Financial Officer)



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                         DREYER'S GRAND ICE CREAM, INC.

                                INDEX OF EXHIBITS



     Exhibit No.              Description
     ----------               -----------

      99.1                    Dreyer's Grand Ice Cream, Inc.
                              Press Release dated April 23, 2003.

      99.2                    Transcript from April 23, 2003
                              earnings call.


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